EX-10.2

                             SUBSCRIPTION AGREEMENT

         This Subscription Agreement (this "AGREEMENT") is entered into as of January 26, 2007 by and among Patient Safety Technologies, Inc., a Delaware corporation (together with its successors and permitted assigns, the "ISSUER"), and A Plus International, Inc., a California corporation with an office located at 5138 Eucalyptus Avenue, Chino, California 91710 (together with its successors and permitted assigns, the "INVESTOR").

                                    RECITALS

         Subject to the terms and conditions of this Agreement, the Investor desires to subscribe for and purchase, and the Issuer desires to issue and sell to the Investor, certain shares of the Issuer's common stock, par value $.33 per share (the "COMMON STOCK"), to purchase shares of Common Stock. The Issuer is offering One Million ($1,000,000) in shares of Common Stock, in a private placement to the Investor at a purchase price of One Dollar and Twenty-Five Cents ($1.25) per share and on the other terms and conditions contained in this Agreement (the "OFFERING"), including thirty seven and one half percent (37.5%) warrant coverage at Two Dollars ($2.00) per share, exercisable for a period of five (5) years (the "WARRANT"); PROVIDED that the Issuer reserves the right to issue and sell a lesser or greater number of shares. Additional information disclosed in the Company's 10-K's and 10-Q's is hereby incorporated by reference.

                               TERMS OF AGREEMENT

         In  consideration  of  the  mutual   representations   and  warranties,
covenants and agreements contained herein, the parties hereto agree as follows:

1.       SUBSCRIPTION AND ISSUANCE OF COMMON STOCK.

         1.1 SUBSCRIPTION AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Issuer shall issue and sell to the Investor, and the Investor subscribes for and shall purchase from the Issuer, that number of shares of Common Stock set forth on such Investor's counterpart signature page hereof (the "Shares" or "SECURITIES") for the aggregate purchase price set forth on such counterpart signature page, which aggregate purchase price shall be equal to the product of the number of Shares subscribed for by such Investor multiplied by the per share purchase price specified in the above Recitals to this Agreement (the "PURCHASE Price"). The Purchase Price includes the Warrant.

         1.2      LEGENDS.

                  Any certificate or certificates representing the Shares shall bear the following legend, in addition to any legend that may be required by any Requirements of Law:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE BEING ISSUED PURSUANT TO THE TERMS OF A SUBSCRIPTION AGREEMENT WITH THE ISSUER DATED AS OF ___________, 2007, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SHARES REPRESENTED BY THIS CERTIFICATE ISSUED

                  HEREWITH UNDER SUCH SUBSCRIPTION AGREEMENT WILL NOT BE SEPARATELY TRANSFERABLE.

                  IN ADDITION, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

         1.3 FUTURE FINANCINGS. In the event the Issuer conducts additional financings, the Investor shall have the right to participate in such financings such that its percentage ownership interest in the Issuer remains unchanged.

2.       CLOSING.

         2.1 CLOSING. The closing of the transactions contemplated herein (the "CLOSING") shall take place simultaneously upon execution of this Agreement at the offices of Issuer located at 1800 Century Park East, Suite 200, Los Angeles, CA 90067. At the Closing: (i) the Investor participating in such Closing shall pay to the Issuer, by wire transfer of immediately available funds to an account designated in writing by the Issuer, the cash portion of the Purchase Price, $500,000, for the Shares being purchased by such Investor hereunder; (ii) the Investor shall deliver to the Issuer, as requested by the Issuer, Safety Sponge product valued at $500,000. The value of such Safety Sponge product shall be determined in accordance with the provisions of the Exclusive License and Supply Agreement entered into on January 26, 2007, between the Issuers wholly-owned subsidiary, SurgiCount Medical, Inc., a California corporation, and the Investor; (iii) the Issuer shall issue to such Investor the Shares being purchased by the Investor hereunder and shall deliver or cause to be delivered to such Investor a certificate or certificates representing such Shares duly registered in the name of such Investor, as specified on the signature pages hereto; and (iv) all other actions referred to in this Agreement which are required to be taken at such Closing shall be taken and all other agreements and documents referred to in this Agreement that are required for such Closing shall be executed and delivered.

         All funds can be wired to Issuer's escrow agent as follows:

         Bank:  Keybank National Association
                444 SW 5th Street
                Portland, Oregon 97204
         Name:  TOL FBO Patient Safety Technologies
         ABA:   123002011
         Acct:  370151012967

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

         Any checks are to be made out to Transfer Online, Inc. and mailed to:

         Transfer Online, Inc.
         317 SW Alder Street
         Portland, Oregon  97204
         Attn: Escrow Acct. 370151012967

3.       REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.

         As a material inducement to the Issuer to enter into this Agreement and issue the Securities, the Investor represents, warrants, and covenants to the Issuer as follows:

         3.1 POWER AND AUTHORITY. Such Investor, if other than a natural person, is an entity duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation. Such Investor has the corporate, partnership or other power (or, in the case of a natural person, legal capacity) and authority under applicable law to execute and deliver this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Such Investor has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

         3.2 NO VIOLATION. The execution and delivery by such Investor of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by such Investor with the terms and provisions hereof, will not:
(i) result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) any Contract to which such Investor is a party or by which it or its properties or assets are bound (except to the extent such defaults or accelerations, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on such Investor); (ii) violate any Requirement of Law applicable to such Investor; or (iii) if such Investor is other than a natural person, violate any charter, bylaws or similar documents of such Investor. At or prior to the Closing, such Investor will have complied with all Requirements of Law applicable to it in connection with the Offering and at all times thereafter such Investor will comply with all Requirements of Law applicable to it in connection with any resale or transfer by such Investor of any Securities acquired by such Investor pursuant to this Agreement.

         3.3 CONSENTS/APPROVALS. No consents, filings, authorizations or actions of any Governmental Authority are required for such Investor's execution, delivery and performance of this Agreement. No consent, approval, waiver or other actions by any Person under any Contract to which such Investor is a party or by which such Investor or any of its properties or assets are bound is required or necessary for the execution, delivery and performance by such Investor of this Agreement and the consummation of the transactions contemplated hereby.

         3.4 ENFORCEABILITY. This Agreement has been duly executed and delivered by such Investor and (assuming it has been duly authorized, executed, and delivered by the Issuer)
constitutes a legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws from time to time in effect affecting the enforcement of creditor's rights generally, and general equitable principles, regardless of whether enforceability is considered in a proceeding at law or in equity, and except for the indemnity provisions of
ARTICLE 5 of this Agreement, which may not be enforceable based upon public policy considerations.

         3.5 INVESTMENT INTENT. Buyer is acquiring the Shares for its own account, for investment purposes only and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such Shares, or any interest therein, for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing of such Shares made in full compliance with all applicable provisions of the Securities Act of 1993 (the "Securities Act") and the Securities Exchange Act of 1934, and the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder, all as amended.

         3.6 ACCREDITED INVESTOR. Such Investor is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act. Without limiting the foregoing representation, such Investor confirms that it has reviewed the partial definition of an "Accredited Investor" which is attached hereto as EXHIBIT A (which is not a complete definition of the term, but which includes the most likely categories of qualification) to confirm the accuracy of such representation, and such Investor has noted by paragraph number, on its signature page hereto, the category(ies) pursuant to which such Investor qualifies as an "Accredited Investor" according to the definition set forth in EXHIBIT A. Such Investor has not been formed for the purpose of acquiring the Securities. Such Investor is not an officer, director, employee, investment advisor, promoter, general partner, Affiliate or member of the advisory board of the Issuer.

         3.7 ADEQUATE INFORMATION. Such Investor has received either from the Issuer or through a search of the Issuer's public filings with the SEC (the "SEC REPORTS"), and has reviewed, such information as such Investor considers necessary or appropriate to evaluate the risks and merits of an investment in, and make an informed investment decision with respect to, the Securities. Such Investor acknowledges that each of the SEC Reports, including the risk factors contained therein, are specifically incorporated herein by reference and form an integral part of this Agreement.

         3.8 OPPORTUNITY TO QUESTION. Such Investor has had the opportunity to question, and has questioned, to the extent deemed necessary or appropriate, representatives of the Issuer so as to receive answers from the Issuer's representatives regarding the terms and conditions of an investment in the Securities and to verify information obtained in such Investor's examination of the Issuer, including, without limitation, the information that such Investor may have received and reviewed as referenced in SECTION 3.7 in relation to its investment in the Securities.

         3.9 NO OTHER REPRESENTATIONS. No oral or written representations have been made to such Investor in connection with such Investor's acquisition of the Securities which were in any way inconsistent with the information reviewed by such Investor. Such Investor acknowledges that, in deciding whether to enter into this Agreement and to acquire the Securities hereunder, it has not relied on any representations or warranties of any type or description made by the Issuer or any of its representatives with regard to the Issuer or its business, property or prospects of the investment contemplated herein, other than the representations and warranties of the Issuer set forth in this ARTICLE 3.

         3.10 KNOWLEDGE AND EXPERIENCE. Such Investor understands that an investment in the Securities involves substantial risk. Such Investor has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of speculative companies), so as to enable such Investor to utilize the information referred to in SECTION 3.7 hereof and any other information made available by the Issuer to such Investor in order to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto. Specifically, such Investor has given appropriate consideration to the early stage of development of the Issuer's primary business as well as the Issuer's financial condition including its ability to continue as a going concern.

         3.11 INDEPENDENT DECISION. Such Investor is not relying on the Issuer or on any legal or other opinion in the materials reviewed by such Investor with respect to the financial or tax considerations of such Investor relating to its investment in the Securities. Such Investor has relied solely on the representations and warranties, covenants and agreements of the Issuer in this Agreement (including the exhibits and schedules hereto) and on its examination and independent investigation in making its decision to acquire the Securities.

4.       REGISTRATION RIGHTS.

         The Issuer is required to include the Securities, including any securities acquired from the exercise of the Warrant, acquired pursuant to the terms of this Agreement in the next registration statement, excluding a registration statement on Form S-4 or S-8, filed with the SEC. In the event the Issuer files a registration statement pursuant to the Securities Act of 1933, as amended, the Securities, including any securities acquired pursuant to exercise of the Warrant, shall be included for resale in such registration statement, as provided in EXHIBIT B hereto. A form of the Warrant to be issued pursuant hereto is attached as EXHIBIT C.

5.       INDEMNIFICATION.

         5.1 INDEMNIFICATION BY THE ISSUER. The Issuer will indemnify and hold harmless the Holder or Selling Stockholder of Shares covered by a Registration Statement pursuant to the provisions of ARTICLE 6, any Person who controls such Holder or Selling Stockholder within the meaning of the Securities Act, and any officer, director, investment adviser, employee, agent, partner, member or Affiliate of such Holder or Selling Stockholder (each, a "HOLDER/SELLING STOCKHOLDER INDEMNIFIED PARTY"), from and against, and will reimburse each such Holder/Selling Stockholder Indemnified Party with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder/Selling Stockholder or any such Holder/Selling Stockholder Indemnified Party may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon: (a) any untrue statement or alleged

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

untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto; (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary prospectus or prospectus, in light of the circumstances under which they were made) not misleading; or (c) any materially inaccurate representation or breach of any material warranty, agreement or covenant of the Issuer contained herein; PROVIDED that the Issuer will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (i) made in reliance on and conformity with information furnished by any Holder/Selling Stockholder in writing specifically for use in the preparation thereof or (ii) which was cured in an amendment or supplement to the prospectus (or any amendment or supplement thereto) delivered to the Holder/Selling Stockholder on a timely basis to permit proper delivery thereof prior to the date on which any Shares were transferred or sold.

         5.2 INDEMNIFICATION BY THE HOLDER OR SELLING STOCKHOLDER. Each Holder and each Selling Stockholder of Shares covered by a Registration
Statement pursuant to the provisions of ARTICLE 4 will indemnify and hold harmless the Issuer, any Person who controls the Issuer within the meaning of the Securities Act, and any officer, director, employee, agent, partner, member or Affiliate of the Issuer (each, an "ISSUER INDEMNIFIED Party") from and against, and will reimburse the Issuer Indemnified Parties with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which such Issuer Indemnified Parties may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses arise out of or are based upon: (a) any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto; or (b) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, (in the case of any preliminary prospectus or prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance on and conformity with written information furnished by such Holder or Selling Stockholder specifically for use in the preparation thereof; PROVIDED that the liability of any Holder or Selling Stockholder pursuant to this SECTION 5.2 shall be limited to an amount not to exceed the net proceeds received by such Holder or Selling Stockholder from the sale of Registrable Securities pursuant to the Registration Statement which gives rise to such obligation to indemnify.

         5.3 PROCEDURES. Promptly after receipt by a party indemnified pursuant to the provisions of SECTION 5.1 or SECTION 5.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of SECTION 5.1 or
SECTION 5.2, notify the indemnifying party of the commencement thereof; PROVIDED the omission to so notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this
ARTICLE 5, and shall not relieve the indemnifying party from liability under this ARTICLE 5, except to the extent that such indemnifying party is materially prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying

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

party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of SECTION 5.1 or
SECTION 5.2 for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such action, claim or litigation.

6.       MISCELLANEOUS.

         6.1 DEFINED TERMS. As used herein the following terms shall have the following meanings:

                  (a) "AFFILIATE" has the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

                  (b) "AGREEMENT" has the meaning specified in the preamble to this Agreement.

                  (c) "AMEX" has the meaning specified in SECTION 6.12 of this Agreement.

                  (d) "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which either (i) the SEC or (ii) banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  (e) "BYLAWS" means the Bylaws of the Issuer, as the same may be supplemented, amended, or restated from time to time.

                  (f) "CERTIFICATE OF INCORPORATION" means the Issuer's Certificate of Incorporation, as the same may be supplemented, amended or restated from time to time.

                  (g) "CLOSING" has the meaning specified in SECTION 2.1 of this Agreement.

                  (h) "COMMON STOCK" has the meaning specified in the Recitals to this Agreement.

                  (i) "CONFIDENTIAL INFORMATION" has the meaning specified in SECTION 6.13 of this Agreement.

                  (j)      "CONTRACT" means any indenture, lease, sublease, loan
agreement,  mortgage,  note,  restriction,   commitment,   obligation  or  other
contract, agreement or instrument.

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

                  (k)      Intentionally deleted.

                  (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (m) "GAAP" means generally accepted accounting principles in effect in the United States of America.

                  (n) "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  (o) "HOLDER/SELLING STOCKHOLDER INDEMNIFIED PARTY" has the meaning specified in SECTION 5.1 of this Agreement.

                  (p) "INVESTOR" has the meaning specified in the preamble to this Agreement.

                  (q) "ISSUER" means Patient Safety Technologies, Inc., a Delaware corporation.

                  (r) "ISSUER INDEMNIFIED PARTY" has the meaning specified in SECTION 5.2 of this Agreement.

                  (s) "KNOWLEDGE" means, with respect to the Issuer, the actual knowledge of William B. Horne.

                  (t)      "MATERIAL   ADVERSE  EFFECT"  means  a  material  and
adverse change in, or effect on, the financial condition, properties, assets, liabilities, rights, obligations, operations or business, of a Person.

                  (u) "OFFERING" has the meaning specified in the Recitals to this Agreement.

                  (v) "PERMIT" means any permit, certificate, consent, approval, authorization, order, license, variance, franchise or other similar indicia of authority issued or granted by any Governmental Authority.

                  (w) "PERSON" means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

                  (x)      "PURCHASE PRICE" has the meaning specified in SECTION
1.1 of this Agreement.

                  (y) "RULE 144" means Rule 144 promulgated under the Securities Act, or any successor thereto.

                  (z)      "SEC" means the Securities and Exchange Commission.

                  (aa) "SECURITIES" has the meaning specified in SECTION 1.1 of this Agreement.

                  (bb) "SECURITIES ACT" means the Securities Act of 1933, as amended.

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

                  (cc) "SHARES" has the meaning specified in SECTION 1.1 of this Agreement.

                  (dd) "WARRANT" has the meaning specified in the Recitals to this Agreement.

         6.2      OTHER DEFINITIONAL PROVISIONS.

                  (a) All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

                  (b) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

                  (c) All accounting terms shall have a meaning determined in accordance with GAAP.

                  (d) The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any exhibits and schedules hereto) and not to any particular provision of this Agreement.

         6.3 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall subsequently designate in writing to the other party):

                  (a)      if to the Issuer to:

                           Patient Safety Technologies, Inc.
                           c/o William B. Horne
                           1800 Century Park East
                           Suite 200
                           Los Angeles, CA 90067
                           Facsimile: (310) 895-7751

                  (b) if to an Investor, to the address set forth next to such Investor's name on such Investor's counterpart signature page hereto.

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered by hand, by messenger or by courier, or if sent by facsimile, upon confirmation of receipt.

         6.4 ENTIRE AGREEMENT. This Agreement (including the exhibits and schedules attached hereto) and other documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersede all prior agreements and understandings between the parties with respect to such subject matter.

         6.5 EXPENSES; TAXES. The parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby. Any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of the Investors) arising out of the issuance of the Securities (but not with respect to subsequent transfers) by the Issuer to the Investors and consummation of the transactions contemplated by this Agreement shall be paid by the Issuer.

         6.6 AMENDMENT; WAIVER. This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by the parties to this Agreement. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

         6.7 BINDING EFFECT; ASSIGNMENT. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and legal assigns. The rights and obligations of the Issuer pursuant to this Agreement may not be assigned to any third party without the prior written consent of the Holders of a majority of the Registrable Securities.

         6.8 COUNTERPARTS; FACSIMILE SIGNATURE. This Agreement may be executed by facsimile signature and in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         6.9 HEADINGS. The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

         6.10 GOVERNING LAW; INTERPRETATION. This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of California applicable to contracts executed and to be wholly performed within such state.

         6.11 SEVERABILITY. The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement. However, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

         6.12 FURTHER ASSURANCES. Each of the parties hereto shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby. Each of the Investor and the Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it with or to any Governmental Authority in connection with the consummation of the transactions contemplated hereby. The Issuer and the Investor agree to cooperate with one another in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or the American Stock Exchange ("AMEX") rules in connection with the transactions contemplated by this Agreement and to use their respective commercially reasonable efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions.

         6.13 CONFIDENTIAL INFORMATION. The Investor confirms that it has entered into a confidentiality agreement with the Issuer, pursuant to which such Investor has agreed to keep confidential certain information relating to the Issuer that has been disclosed by the Issuer to the Investor in connection with such Investor's investment in the Securities, and that such Investor shall continue to be bound by such confidentiality agreement after the Closing. In addition, the Investor agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior express written consent of the Issuer; PROVIDED that the Investor may share such information with such of its officers and professional advisors as may need to know such information to assist such Investor in its evaluation thereof, on the condition that such parties agree to be bound by the terms of this SECTION 6.13. "CONFIDENTIAL INFORMATION" means the existence and terms of this Agreement, the transactions contemplated hereby, and the disclosures and other information contained herein, excluding any disclosures or other information that is publicly available.

         6.14 BOARD REPRESENTATION. The Board of Directors of the Issuer ("Board") shall include at least 1 member designate by the Investor, namely Wenchen Lin.

         6.15 MATTERS REQUIRING INVESTOR DIRECTOR APPROVAL. The Issuer will not, without Board approval, which approval must include the affirmative vote of the Investor designated Director: (i) incur any aggregate indebtedness in excess of $200,000 that is not already included in a Board-approved budget, other than trade credit incurred in the ordinary course of business and convertible debt that shall automatically convert to common stock upon the requisite approvals; or (ii) sell, transfer, license, pledge or encumber technology or intellectual property, other than licenses granted in the ordinary course of business

         6.16 MANAGEMENT AND INFORMATION RIGHTS. Until the later time of two years from the closing of a Financing or such time as the Issuer's revenues are sufficient to fund the Issuer's operations the Investor will be granted access to Company facilities and personnel during normal business hours and with reasonable advance notification. The Issuer will deliver to the Investor (i) annual, quarterly, and, to the extent readily available, monthly financial statements, and other information as determined by the Board; (ii) thirty days prior to the end of each fiscal year, a comprehensive operating budget forecasting the Issuer's revenues, expenses, and cash position on a month-to-month basis for the upcoming fiscal year; and (iii) promptly following the end of each quarter an up-to-date capitalization table, certified by the CFO.

         6.17 Registration of Shares. The Issuer shall, within the earlier of ninety (90) days of an equity raise with gross proceeds of at least Four Million Dollars ($4,000,000) or July 15, 2007, cause to be filed a Registration Statement under the Securities Act of 1933, as amended, for the registration and resale of the Share and Warrants as applicable.







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed and delivered as of the date set forth below.

                                      ISSUER:

                                      PATIENT SAFETY TECHNOLOGIES, INC.


                                      By:
                                         ---------------------------------------

                                      Name: William B. Horne
                                           -------------------------------------

                                      Title: Chief Executive Officer
                                            ------------------------------------

                      [INVESTOR COUNTERPART SIGNATURE PAGE]


NAME OF INVESTOR (please print)                ADDRESS FOR NOTICE (please print)

                                               5138 Eucalyptus Avenue
                                               ---------------------------------
A Plus International, Inc.                     Chino, CA 91710
------------------------------------           ---------------------------------

                                               ---------------------------------
                                               Attention:
                                                         -----------------------
                                               Tax Identification #:
                                                                    ------------
SIGNATURE


By:
   ---------------------------------

Name:
     -------------------------------

Title:
      ------------------------------

Date:
     -------------------------------

Exact name to appear on stock certificate:     Number of Shares subscribed for:

A Plus International, Inc.                     800,000
------------------------------------                  --------------------------


Aggregate Purchase Price (see SECTION 1.1):    Categories pursuant to which
                                               Investor qualifies as an
                                               Accredited Investor as defined
                                               in EXHIBIT A to this Agreement
                                               (please indicate the applicable
                                               section numbers noted on
                                               EXHIBIT A to this Agreement):

                                               Category 3
$1,000,000                                     ---------------------------------
          ---------

                                    EXHIBIT A

                       DEFINITION OF "ACCREDITED INVESTOR"

         "ACCREDITED INVESTOR" shall mean any person who comes within any of the following categories, or who the Issuer reasonably believes comes within any of the following categories, at the time of the sale of the Securities to that person:

                  1. Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

                  2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

                  3. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                  4. Any director, executive officer, or general partner of the Issuer, or any director, executive officer, or general partner of a general partner of the Issuer;

                  5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                  6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                  7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in 230.506(b)(2)(ii); and

                  8. Any entity in which all of the equity owners are Accredited Investors.

                                    EXHIBIT B

                            NOTICE AND QUESTIONNAIRE



         The undersigned beneficial holder of Registrable Securities of Patient Safety Technologies, Inc. (the "ISSUER") understands that the Issuer has filed or intends to file with the Securities and Exchange Commission (the "SEC"), within the earlier of ninety (90) days of an equity raise with gross proceeds of at least Four Million Dollars ($4,000,000) or July 15, 2007, a Registration Statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), for the registration and resale of the Registrable Securities in accordance with the terms of the Subscription Agreement (the "SUBSCRIPTION AGREEMENT") by and among the Issuer and the purchasers of the Issuer's securities thereunder. The Subscription Agreement is available from the Issuer upon request at the address set forth below. All capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Subscription Agreement.

         Each beneficial owner of Registrable Securities that has agreed to be bound by certain provisions of the Subscription Agreement is entitled to the benefits of the Subscription Agreement under such provisions. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Subscription Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Issuer as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Registration Statement.

         Certain legal consequences may arise from being named as selling securityholders in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

         The undersigned beneficial owner (the "SELLING STOCKHOLDER") of Registrable Securities hereby requests that the Issuer include in the Registration Statement the Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Registration Statement. The undersigned Selling Stockholder, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Subscription Agreement.

         The undersigned Selling Stockholder hereby provides the following information to the Issuer and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

      1.   (a)    Full Legal Name of Selling Stockholder: ______________________

           (b) Full legal name of registered holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held: _________________________

           (c) Full legal name of broker-dealer or other third party through which Registrable Securities listed in (3) below are held:
                  __________________________________

           (d) Full legal name of DTC participant (if applicable and if not the same as (b) or (c) above) through which Registrable Securities listed in (3) below are held:

      2.   Address for Notices to Selling Stockholder:

           Telephone:___________________________________________________________

           Fax:_________________________________________________________________

           Contact Person:______________________________________________________

      3.   Beneficial ownership of Registrable Securities:______________________

           _____________________________________________________________________

           _____________________________________________________________________

           UNLESS OTHERWISE INDICATED IN THE SPACE PROVIDED BELOW, ALL SHARES OF COMMON STOCK LISTED IN RESPONSE TO ITEM (3) ABOVE WILL BE INCLUDED IN THE REGISTRATION STATEMENT. IF THE UNDERSIGNED DOES NOT WISH ALL SUCH SHARES OF COMMON STOCK TO BE SO INCLUDED, PLEASE INDICATE BELOW THE PRINCIPAL AMOUNT OR THE NUMBER OF SHARES TO BE INCLUDED:_____________
           ______________________________

      4. Beneficial Ownership of the Issuer's securities owned by the Selling Stockholder:__________________________________________________

                  EXCEPT AS SET FORTH BELOW IN THIS ITEM (4), THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE ISSUER OTHER THAN THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM (3).

           (a) Type and amount of other securities beneficially owned by the Selling Stockholder:__________________________________________

           (b)    CUSIP No(s). of such other securities beneficially owned:_____

      5.   Relationship with the Issuer:________________________________________

           EXCEPT AS SET FORTH BELOW, NEITHER THE UNDERSIGNED NOR ANY OF ITS AFFILIATES, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (5% OR MORE) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE ISSUER (OR ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

State any exceptions to the foregoing here:_______________________________

         The undersigned Selling Stockholder acknowledges that it understands its obligation to comply with the provisions of the Exchange Act, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act relating to prospectus delivery, in connection with any offering of Registrable Securities pursuant to the Registration Statement. The undersigned Selling Stockholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The Selling Stockholder hereby acknowledges its obligations under the Subscription Agreement to indemnify and hold harmless certain persons set forth therein. Pursuant to the Subscription Agreement, the Issuer has agreed under certain circumstances to indemnify the Selling Stockholders against certain liabilities.

         In accordance with the undersigned Selling Stockholder's obligation under the Subscription Agreement to provide such information as maybe required by law for inclusion in the Registration Statement, the undersigned Selling Stockholder agrees to promptly notify the Issuer of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective. All notices hereunder and pursuant to the Subscription Agreement shall be made in writing at the address set forth below.

         In the event any Selling Stockholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Issuer, the Selling Stockholder will notify the transferees at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Subscription Agreement.

         By signing below, the undersigned Selling Stockholder consents to the disclosure of the information contained herein in its answers to items (1) through (5) above and the inclusion of such information in the Registration
Statement and any related prospectus. The undersigned Selling Stockholder understands that such information will be relied upon by the Issuer without independent investigation or inquiry in connection with the preparation or amendment of the Registration Statement and any related prospectus.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned Selling Stockholder, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

                                       Selling Stockholder:


                                       By:______________________________________
                                          Name:
                                          Title:


      Dated:__________________





PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

                    PATIENT SAFETY TECHNOLOGIES, INC.
                    c/o WILLIAM B. HORNE
                    1800 CENTURY PARK EAST
                    SUITE 200
                    LOS ANGELES, CA 90067

                                    EXHIBIT C

                                     WARRANT


THIS WARRANT IS BEING ISSUED TOGETHER WITH SHARES OF COMMON STOCK OF THE ISSUER PURSUANT TO A SUBSCRIPTION AGREEMENT WITH THE ISSUER DATED AS OF JANUARY 26, 2007, A COPY OF WHICH IS ON FILE WITH THE ISSUER. NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE FORM AND SUBSTANCE OF WHICH SHALL BE ACCEPTABLE TO THE COMPANY.


                          COMMON STOCK PURCHASE WARRANT

                  To Purchase 300,000 Shares of Common Stock of

                       PATIENT SAFETY TECHNOLOGIES, INC.

         This certifies that, for value received, A Plus Internation, Inc. a California corporation (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "INITIAL EXERCISE DATE") and on or prior to the fifth (5th) anniversary of the Initial Exercise Date (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from Patient Safety Technologies, Inc., a Delaware corporation (the "ISSUER"), up to 300,000 shares(1) (the "WARRANT SHARES") of Common Stock, par value $.33 per share, of the Issuer (the "COMMON STOCK"). The purchase price of each Warrant Share (the "EXERCISE PRICE") under this Warrant shall be equal to $2.00. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued pursuant to the terms and conditions of that certain Subscription Agreement, dated as of even date herewith, by and among the Issuer and the investors listed therein (the "SUBSCRIPTION AGREEMENT").

         1. CERTAIN DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings set forth for such terms in the Subscription Agreement. In addition, the following terms shall have the following respective meanings for purposes of this Warrant:

---------------------------
(1) Equals 37.5% of the number of Shares purchased by the Holder pursuant to the Subscription Agreement.

         (a) "CLOSING PRICE" means on any particular date: (i) the last reported closing bid price per share of Common Stock on such date on the Exchange (as reported by Bloomberg L.P. at 4:15 p.m. New York time as the last reported closing bid price for regular session trading on such day); (ii) if there is no such closing bid price per share on such date, the closing bid price on the Exchange on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 p.m. New York time as the closing bid price for regular session trading on such day; (iii) if the Common Stock is not then listed or quoted on an Exchange and if prices for the Common Stock are then reported in the "pink sheets" published by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iv) if the shares of Common Stock are not then publicly traded, the fair market value of a share of Common Stock as determined in good faith by the Issuer's Board of Directors.

         (b) "EXCHANGE" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on a given date: (i) the American Stock Exchange; (ii) the New York Stock Exchange; (iii) the Nasdaq National Market; or (iv) the Nasdaq SmallCap Market.

         (c)      "EXERCISE   PERIOD"  means  the  period  between  the  Initial
Exercise Date and the Termination Date.

         (d) "TRADING DAY" means: (i) a day on which the Common Stock is traded on an Exchange; (ii) if the Common Stock is not listed on an Exchange, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board; or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by Pink Sheets LLC (or any similar organization or agency succeeding its functions of reporting prices); PROVIDED that in the event that the Common Stock is not listed or quoted as set forth in CLAUSE (I), (II) or (III) hereof, then Trading Day shall mean any Business Day.

         (e) "WARRANT AGENT" means Transfer Online, Inc. in its capacity as warrant agent for the Issuer or, if it is no longer serving in that capacity, such other Person, if any, that is then serving as Warrant Agent for the Issuer.

         2. TITLE TO WARRANT. At any time prior to the Termination Date and subject to compliance with applicable laws and the terms hereof, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Issuer (or any Warrant Agent for the Issuer) by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed; PROVIDED that any transferee of this Warrant shall, upon the request of the Issuer, deliver to the Issuer: (i) a written opinion of legal counsel in form and substance acceptable to the Issuer to the effect that such transfer may be made without registration under the Securities Act or under applicable state securities laws; (ii) an investment representation letter in form and substance acceptable to the Issuer; and (iii) if the registration rights with respect to the Warrant Shares set forth in the Subscription Agreement are to be assigned to such transferee, a notice of assignment and agreement, duly executed by such transferee, to be bound by certain provisions of the

Subscription Agreement, as set forth in the Subscription Agreement or in this Warrant.

         3. AUTHORIZATION OF SHARES. The Issuer covenants that all shares of Common Stock that may be issued upon the exercise of the purchase rights represented by this Warrant will, upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         4.       EXERCISE OF WARRANT.

         (a) This Warrant may be exercised, in whole or in part, at any time or times during the Exercise Period, subject to SECTION 4(c).

         (b) In order to effect the exercise of this Warrant, the Holder shall: (i) surrender this Warrant and the Notice of Exercise form annexed hereto, duly executed, at the office of the Issuer (or such other office or agency of the Issuer as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Issuer); (ii) remit payment of the aggregate Exercise Price for the Warrant Shares being acquired by wire transfer or cashier's check drawn on a United States bank to the Issuer in accordance with the instructions of the Issuer; and
(iii) pay all taxes  required  to be paid by the  Holder,  if any,  pursuant  to
SECTION 6 hereof. This Warrant shall be deemed to have been exercised, and the Holder shall be deemed to have become the holder of record of the Warrant Shares for which this Warrant has exercised, on the first date upon which the Holder has complied with each of the conditions set forth in this SECTION 4(b).

         (c) The Issuer shall have the right to "call" the Warrant (the "WARRANT CALL") and cause the Holder to exercise this Warrant with respect to 50% of the Warrant Shares subject hereto in the event that, at any time following the Initial Exercise Date: (i) any one of the following events occurs:
(A) a Registration Statement covering all the Warrant Shares issuable upon the exercise of this Warrant has been filed and declared effective, or (B) all the Warrant Shares then owned by the Holder, acting independently of all other Holders, are eligible for sale under Rule 144, or (C) the second (2nd) anniversary of the Initial Exercise Date; AND (ii) after the occurrence of any one of the events listed in CLAUSE (I), the Closing Price exceeds 200% of the Exercise Price for at least five (5) consecutive Trading Days (the conditions described in CLAUSES (I) and (II) being collectively referred to herein as the "WARRANT CALL CONDITIONS"). If the Issuer chooses to exercise the Warrant Call at any time following the fulfillment of the Warrant Call Conditions, then the Issuer shall deliver to the Holder written notice (the "CALL NOTICE") stating that Warrant Call Conditions have been satisfied and specifying the number of Warrant Shares with respect to which the Warrant must be exercised. Within twenty (20) Business Days of the delivery of the Call Notice to the Holder (the "CALL PERIOD"), the Holder shall exercise this Warrant with respect to the 50% of the Warrant Shares subject hereto in accordance with the procedure set forth in SECTION 4(b). If the Holder fails to timely pay the amount required upon exercise of the Warrant Call, then the Issuer's sole remedy shall be to cancel a corresponding portion (50%) of this Warrant, which cancellation may be effected by the Issuer in its sole discretion and without further written notice to the Holder. Notwithstanding the foregoing provisions of this SECTION 4(c), it shall be a condition to (i) the Issuer's exercise of the Warrant Call and (ii) the Holder's obligation to exercise this Warrant during the Call Period that a

Registration Statement covering the Warrant Shares be effective at all times during the Call Period.

         (d)      Upon any proper  exercise of this Warrant in  accordance  with
SECTION 4(b), the Holder shall be entitled to promptly receive a certificate for the number of Warrant Shares acquired in connection with such exercise.

         (e) If this Warrant shall have been exercised in part, the Issuer shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to acquire the remaining Warrant Shares subject to this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

         5. NO FRACTIONAL SHARES OR SCRIP. No fractional Warrant Shares or scrip representing fractional Warrant Shares shall be issued upon the exercise of this Warrant. As to any fraction of a Warrant Share which Holder would otherwise be entitled to acquire upon such exercise, the Issuer shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

         6. CHARGES, TAXES AND EXPENSES. Issuance of certificates for Warrant Shares issued upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Issuer, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; PROVIDED that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder of this Warrant, this Warrant, when surrendered for exercise, shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Issuer may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         7. CLOSING OF BOOKS. The Issuer will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof.

         8. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Issuer prior to the exercise hereof in accordance with SECTION 4 hereof.

         9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Issuer covenants that upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Issuer will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

         10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

         11. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time in the event that the Issuer shall: (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding
Common Stock; (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock; (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including, without limitation, any spin-off of any subsidiary). Upon the occurrence of any such event, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Issuer which such Holder would have owned or have been entitled to receive had such Warrant been exercised in advance of such event. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Issuer which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing the result by the number of Warrant Shares or other securities of the Issuer resulting from such adjustment. An adjustment made pursuant to this SECTION 11 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         12. RECLASSIFICATION, REORGANIZATION, CONSOLIDATION, MERGER AND SALE OF ASSETS. In the event of: (i) any reclassification, capital reorganization, or change in the Common Stock (other than as a result of a subdivision, combination, stock dividend or other transaction provided for in
SECTION 11 above); (ii) any share exchange, merger or similar transaction of the Issuer with or into another person or entity (other than a share exchange, merger or similar transaction in which the Issuer is the acquiring or surviving corporation and which does not result in any change in the Common Stock other than the issuance of additional shares of Common Stock); or (iii) the sale, exchange, lease, transfer or other disposition of all or substantially all the properties and assets of the Issuer as an entirety (in any such case, a "REORGANIZATION EVENT"), then, as a condition of such Reorganization Event, lawful provisions shall be made, and duly executed documents evidencing the same from the Issuer or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to the aggregate Exercise Price then payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such Reorganization Event by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such Reorganization Event. In any such case appropriate provisions shall be made with respect to the rights and interests of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, at the same aggregate purchase price as is then payable hereunder.

         13. VOLUNTARY ADJUSTMENT BY THE ISSUER. Subject to any applicable Requirements of Law, the Issuer may at any time during the Exercise Period reduce the then-current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Issuer.

         14. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted as herein provided, the Issuer shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Pri ce of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

         15. NOTICES OF RECORD DATE. In the event of any taking by the Issuer of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution in respect of shares of Common Stock, the Issuer shall mail to the Holder, at least ten (10) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

         16. NO IMPAIRMENT. The Issuer shall not by any action, including, without limitation, amending its Certificate of Incorporation or through any Reorganization Event or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.

         17.      MISCELLANEOUS.

         (a) Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Issuer and the Holder.

         (b) Any notice, request or other document required or permitted to be given or delivered to the Holder or the Issuer shall be delivered or shall be sent by certified mail, postage prepaid, to the Holder at its address as shown on the books of the Issuer or to the Issuer at the address set forth in the Subscription Agreement or such other address as either may from time to time provide to the other.

         (c) This Warrant shall be binding upon any corporation succeeding the Issuer by merger, consolidation or acquisition of all or substantially all the Issuer's assets. All the obligations of the Issuer and the Holder relating to the Warrant Shares issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All the covenants and agreements of the Issuer and the Holder shall inure to the benefit of the successors and assigns of the Holder and the Issuer, respectively.

         (d) The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

         (e) Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, each of the Issuer and the Holder has caused this Warrant to be executed as of the date set forth below.

Dated: As of January 26, 2007
                                     ISSUER:

                                     PATIENT SAFETY TECHNOLOGIES, INC.

                                     By:   _____________________________________
                                           William B. Horne
                                           Chief Executive Officer


                                     HOLDER:

                                     ________________________________________

                                     By:   _____________________________________

                                     Name: _____________________________________

                                     Title: ____________________________________



COUNTERSIGNED BY:

TRANSFER ONLINE, INC., AS WARRANT AGENT


By:_____________________________________

                               NOTICE OF EXERCISE

             (To be executed and submitted, along with the Warrant)

To:      Transfer Online, Inc.
         317 SW Alder Street, Second Floor
         Portland, Oregon  97204
         Facsimile: (503) 227-6874
         Attention:  Bryan Cochran


                  (1) The undersigned hereby elects to purchase (check applicable box):

                           |_|      all of the shares of Common Stock of Patient
                                    Safety   Technologies,   Inc.  (the  "COMMON
                                    STOCK") covered by the attached Warrant; or

                           |_|      ______________   shares  of   Common   Stock
                                    covered by the attached Warrant.

                  The undersigned tenders herewith payment of the exercise price for such shares in full, together with all applicable transfer taxes, if any, as provided in the attached Warrant, which is $__________. Such payment takes the form of (check applicable box):

                           |_|      $__________  in lawful  money of the  United
                                    States by

                                    |_|      wire transfer to the Issuer

                                    |_|      cashier's check to the Issuer

                  (2)      Please   issue   a   certificate   or    certificates
representing such shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           ____________________________
                           (Name)

                           ____________________________
                           (Address)

                           ____________________________

          The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or pursuant to an exemption from registration under the Securities Act.


Dated: _________________                          ______________________________
                                                  Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing Warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the Warrant.)


   FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby, including the registration rights set forth therein or in the Subscription Agreement that accompanied the form of warrant (the ("Subscription Agreement"), are hereby assigned to __________________________________ whose address is
_________________________________________________________.


Dated:  ______________, _______


                 Holder's Signature:  _____________________________

                 Holder's Address:    _____________________________

                                      _____________________________


Signature Guaranteed:  _________________________________________



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

Agreement of Assignee:

I hereby agree to be bound by the terms of the Subscription Agreement including sections 4, 5 and 6 thereof.

Dated:  ______________, _______

                 Assignee's Signature:     _____________________________

                 Assignee's Address:       _____________________________

                                           _____________________________